Earnings Per Share - Summary of Basic and Diluted Earnings / (Loss) Per Share (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012
Numerator:
Net income attributable to Brookfield Residential	$ 142,160	$ 93,161
Less: Preferred Share dividends	(128)	(135)
Net income attributable to common shareholders	$ 142,032	$ 93,026
Denominator:
Basic weighted average shares outstanding	116,670	101,609
Net effect of convertible Preferred Shares	175	267
Net effect of share options assumed to be exercised	800	178
Diluted weighted average shares outstanding	117,645	102,054
Basic earnings per share	$ 1.22	$ 0.92
Diluted earnings per share	$ 1.21	$ 0.91